AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                            ON August 17, 1998

                            File No. 33-______

=================================================================
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM S-8

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         VALUE HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


     Florida                                       59-2388734
(State or other jurisdiction of                  (IRS Employer
incorporation or organization)              Identification No.)


        2307 Douglas Rd, Suite 400, Miami, Florida 33145
       (Address of principal executive offices) (Zip Code)

  Consulting Agreements dated June 15, 1996 and July 25, 1998
                  (Full title of the plan)

                            ALISON COHEN
        2307 Douglas Rd, Suite 400, Miami, Florida   33145
              (Name and address of agent for service)

                          (305) 868-3946
 (Telephone number, including area code, of agent for service)


=================================================================
Title of Securities  Amount to  Proposed maximum  Proposed maximum
to be registered         be     offering price   aggregate offering
                     registered   per share           price
------------------------------------------------------------------

Common Stock
$.0001 Par Value    24,000,000     $ 0.01(1)         $240,000
                      shares
=================================================================

(1) Estimated solely for the purpose of calculating the registration fee, based upon the average bid and asked price of the Common Stock on August 11, 1998.
         THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
         COVERING SECURITIES THAT HAVE BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933


                       24,000,000 Shares

                     VALUE HOLDINGS, INC.

                         Common Stock


        This Prospectus relates to 24,000,000 shares of common stock, $.0001 par value (the "Common Stock"), of Value Holdings,
Inc., a Florida corporation (the "Company"), issuable pursuant to Consulting Agreements described herein.

        The delivery of this Prospectus at any time does not imply that the information contained herein is correct as of any time subsequent to the date hereof. No person has been authorized to give any information or to make any representation other than as contained herein in connection with the offer contained in this Prospectus, and, if given or made, such information or representation must not be relied upon.


     ----------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      -----------------------------------------------------


          The date of this Prospectus is August 11, 1998.

                DESCRIPTION OF CONSULTING AGREEMENT

        The Company has entered into three separate Consulting Agreements (the "Agreements") one of which is dated June 15, 1996, and the others are dated July 25, 1998, pursuant to which the Company has agreed to issue an aggregate of 24,000,000 shares (the "Shares") of the Company's Common Stock in payment for consulting services to the Company concerning management, marketing, strategic planning, corporate organization and structure, financial matters, expansion of services, acquisitions and business opportunities in connection with the Company's business. The three consultants are Gemini Integrated Financial Services Corp., which will receive 16,000,000 of the Shares for its services, Sidney Lebow, who will receive 4,000,000 of the Shares for his services, and Thomas Corrigan, who will receive 4,000,000 shares for his services. The three Agreements are independent and the consultants will perform their services separately.

REGISTRATION OF THE SHARES

        Pursuant to each of the Agreements, the Company has agreed to register the Shares on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, in connection with their original issuance to the consultants. This Prospectus relates to a Registration Statement on Form S-8 which was filed with the Securities and Exchange Commission on the date hereof and which became effective as of such filing.

RESALE OF THE SHARES

        The Agreements do not impose any restrictions on the resale of the Shares. However, if a recipient of Shares is or becomes an "affiliate" of the Company, as such term is defined in Rule 144 promulgated under the Securities Act, at any such time, such person will be subject to the limitations on the amount of securities which may be sold imposed under Rule 144(e)(1). Rule 144(e)(1) generally provides that the number of shares of Common Stock which may be sold in any three month period may not exceed the greater of
(i) 1% of the outstanding Common Stock as shown by the most recent published report of the Company or (ii) the average weekly reported volume of trading in the Common Stock, as reported through NASDAQ, for the four weeks preceding the filing of a notice of proposed sale of the Common Stock, if required under Rule 144(b) under the Securities Act, or preceding the date of receipt of the order to execute the transaction by the broker or the date of execution directly with a market maker.

        Additional information regarding the Agreements not set forth in this Prospectus may be obtained from the Company at 2307
Douglas Rd, Suite 400, Miami, FL 33145.




          CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        At the time of issuance of the Shares, each of the consultants recognized ordinary income for federal income tax purposes in an amount equal to the then fair market value of the Shares received by such consultant.

        Each consultant will recognize gain or loss on the subsequent sale of the Shares in an amount equal to the difference between the amount realized and the tax basis of such Shares, which will equal the amount included in the consultant's income by reason of the issuance of the Shares. Provided such Shares are held as a capital asset, such gain or loss will be long-term or short-term capital gain or loss depending upon whether the Shares have been held for more than one year.

        The Agreement is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, and is not qualified under Section 401(a) of the Code.

        This discussion is only a summary of certain significant federal income tax consequences and each consultant should consult an independent tax adviser as to all of the federal and state income tax consequences relating to the receipt or sale of the Shares.

                      CERTAIN INFORMATION

        The documents incorporated by reference in Item 3 of Part II of the Form S-8, and any other documents required to be delivered pursuant to Rule 428(b), promulgated under the Securities Act, are available from the Company, without charge, upon written or oral request. Requests for documents should be directed to the President of the Company. The documents incorporated by reference in Item 3 of Part II of the Form S-8 are also incorporated in this Prospectus by reference thereto.

                      VALUE HOLDINGS, INC.

                           PART II

      INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INFORMATION INCORPORATED BY REFERENCE.

        There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Securities and Exchange Commission (the "Commission") by Value Holdings, Inc. (the "Company" or the "Registrant"):

        (a) The Registrant's Transition Report on Form 10-KSB for the fiscal period ended October 31, 1997;

        (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, and 1998, April 30, 1998; and

        (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act by the Registrant with the Commission since October 31, 1997.

        All documents filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

        The Company is authorized to issue 180,000,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"). Holders of the Common Stock have one vote per share on each matter submitted to a vote of stockholders, the right to receive such dividends, if any, as may be declared by the Board of Directors out of assets legally available therefor and the right to receive net assets in liquidation after payment of all amounts due to creditors and all preferential amounts due to holders of any preferred stock. Holders of the Common Stock have no conversion rights and are not entitled to any preemptive or subscription rights. The Common Stock is not subject to redemption or any further calls or assessments. The Common Stock has noncumulative voting rights in the election of directors.

        The Company is also authorized to issue 20,000,000 shares of Preferred Stock. 750,000 shares of Preferred Stock are outstanding.
        The Common Stock is traded in the over-the-counter market and quoted under the symbol "VALH".


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Jonathan D. Leinwand, Esq., beneficial owner of Jonathan D. Leinwand,P.A., counsel to the Registrant, additionally acts as general counsel for Gemini Integrated Financial Services Corp.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Under the Florida Business Corporation Act and the By-laws of the Company, the Company may indemnify an existing or former director, officer, employee or agent of the Company, against expenses, judgments, fines and amounts paid in settlement in connection with any action, suit or proceeding brought against such persons in such present or former capacity, including actions or suits by or in the right of the Company, so long as such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company or, with respect to a criminal action or proceeding, so long as such person had no reasonable cause to believe his conduct was unlawful. The foregoing indemnification shall be made only upon a determination by the Board of Directors of the Company, upon the majority vote of a quorum of disinterested directors, the stockholders or, in certain cases, independent legal counsel, that the applicable standard of conduct has been met. No indemnification may be made, however, to any person who has been adjudged to be liable to the Company, unless the Court renders an order in favor of such indemnification.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable.

ITEM 8.  EXHIBITS.

        4.1 (a) Consulting Agreement dated June 15, 1996 between the Registrant and Gemini Integrated Financial Services Corp.

             (b) Consulting Agreement dated July 25, 1998 between the Registrant and Thomas Corrigan.

             (c) Consulting Agreement dated July 25, 1998 between the Registrant and Sidney Lebow.


ITEM 9.  UNDERTAKINGS.

        (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

         (i) to provide any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act").

        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually, or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the registration statement; provided however, that clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Sections 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from Registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                             II-2

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                          SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on August 14, 1998.

                                     VALUE HOLDINGS, INC.


                                      By: /s/ Alison Cohen

                              ----------------------------------
                                          Alison Cohen
                                          President



        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alison Cohen, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                          Title
      Date
     ---------                          -----
      ----
/s/ Alison Cohen
                                   President (Principal
August 14, 1998
- ---------------------------      Executive Officer) and
Alison Cohen                       Director

/s/ Ida Ovies                       Chief Financial
August 14, 1998
- ---------------------------       Officer (Principal
Ida Ovies                           Financial and
                                    Accounting Officer)



/s/ Eugene Bialys                   Director
August 14, 1998
- ---------------------------
Eugene Bialys


/s/ Jeffrey Kurtz                   Director
August 14, 1998
- ---------------------------
Jeffrey Kurtz

                         EXHIBIT INDEX



  4.1 (a) Consulting Agreement dated June 15, 1996 between the
          Registrant and Gemini Integrated Financial Services Corp.

      (b) Consulting Agreement dated July 25, 1998 between the
           Registrant and Thomas Corrigan.

      (c) Consulting Agreement dated July 25, 1998 between the
          Registrant and Sidney Lebow.